united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-21720

Northern Lights Fund Trust

(Exact name of registrant as specified in charter)

17605 Wright Street, Omaha, Nebraska 68130

(Address of principal executive offices) (Zip code)

James Ash, Gemini Fund Services, LLC.

80 Arkay Drive, Suite 110 Hauppauge, NY 11788

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2619

Date of fiscal year end: 3/31

Date of reporting period: 3/31/15

Item 1. Reports to Stockholders.

altegris TRUSTED ALTERNATIVES. INTELLIGENT INVESTING.

March 31, 2015

Altegris Equity Long Short Fund

A Series of Northern Lights Fund Trust

Annual Report

Class A (ELSAX)
Class C (ELSCX)
Class I (ELSIX)
Class N (ELSNX)

ADVISED BY

SUB-ADVISED BY

Chilton Investment Company, LLC
1290 East Main Street Floor 1
Stamford, CT 06092

Harvest Capital Strategies, LLC
600 Montgomery Street, 20th Floor
San Francisco, CA 94111

888.524.9441 www.altegris.com/mutualfunds

Altegris Equity Long Short Fund

Annual Letter to Shareholders for the 12-Month Period Ending March 31, 2015

Dear Investor:

Market and Performance Summary

Over the past 12 months, the U.S. clearly pulled ahead of the pack and defined its own economic path, while the rest of the globe largely pursued more aggressive policy action to catch up – the U.S. Fed ended its latest QE program while the European Central Bank began its asset buying program along with cutting interest rates. Domestically, the U.S. Dollar (USD) strengthened, which kept inflation in check as goods imported into the country were cheaper, unemployment dipped to 5.5% in February 2015 and consumer confidence rose for most of the period under review. The rapid retreat of oil prices – West Texas Intermediate (WTI) oil peaked well over $100/barrel in the summer, only to end at $48/barrel as of March 31, 2015 – impacted a number of sectors over the previous 12-month period. Oil’s decline translated into indiscriminate selling across most equity securities that were deemed to have any potential revenue exposure to the price of the commodity. On the other hand, Consumer-related sectors benefitted, as lower oil prices translated to lower gas prices which translated to greater discretionary spending. While the health of corporate America appeared quite sound over the period under review, the strong USD put a yellow light on U.S. economic growth as U.S. exports have grown more expensive for overseas customers.

The VIX, which is a measure of U.S. equity market volatility, stayed primarily in the 10-15 range during the period, although it hit its highest level since mid-2012 in October 2014 as oil prices retreated. U.S. equity volatility across individual equities increased throughout the time period under review, and we continued to see increased dispersion across S&P 500 sectors – particularly growth versus value-oriented sectors. Dispersion between individual stocks also increased in early 2015 as the number of factors influencing stock price movement increased – generally a very positive sign for long/short equity strategies and idiosyncratic security selection.

As shown in Figure 1, the Altegris Equity Long Short Fund’s Class A (at NAV), Class C, Class I and Class N shares returned 6.35%, 5.62%, 6.70% and 6.35%, respectively, for the 12 months ending March 31, 2015. During the same period, the HFRI Equity Hedge (Total) Index, HFRX Equity Hedge Index and S&P 500 Total Return Index returned 3.04%, 2.37% and 12.73%, respectively. The Fund’s net assets under management totaled approximately $148 million as of March 31, 2015.

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Figure 1: Altegris Equity Long Short Fund Performance Review | April 1, 2014 – March 31, 2015

			Quarterly Returns
		Since
	1-Year	Inception*	Q1 2015	Q4 2014	Q3 2014	Q2 2014
Class A (NAV)	6.35%	6.69%	3.64%	1.57%	1.40%	-0.37%
Class A (max load)**	0.27%	4.55%	-2.29%	-4.26%	-4.41%	-6.07%
Class C (NAV)	5.62%	5.31%	3.49%	1.40%	1.13%	-0.47%
Class I (NAV)	6.70%	6.94%	3.71%	1.66%	1.40%	-0.19%
Class N (NAV)	6.35%	6.69%	3.64%	1.57%	1.40%	-0.37%
HFRI Equity Hedge (Total) Index	3.04%	6.64%	2.34%	-0.05%	-1.36%	2.12%
HFRX Equity Hedge Index	2.37%	5.30%	2.20%	0.18%	-0.05%	0.02%
S&P 500 Total Return Index	12.73%	16.86%	0.95%	4.93%	1.13%	5.23%

*	The inception date for Class A, Class I and Class N is 4/30/12; the inception date of Class C is 10/7/13. Past performance is not indicative of future results. Returns for periods longer than one year are annualized.

**	The maximum sales charge (load) for Class A is 5.75%. Class A share investors may be eligible for a reduction in sales charges.

The total annual Fund operating expense ratio, gross of any fee waivers or expense reimbursements, is 4.04% for Class A, 4.79% for Class C, 3.79% for Class I and 4.04% for Class N per the Fund’s prospectus dated March 4, 2015.

The Fund’s adviser has contractually agreed to reduce its fees and to reimburse expenses, at least until March 31, 2016, to ensure that total annual Fund operating expenses after fee waiver and reimbursement will not exceed 2.24%, 2.99%, 1.99% and 2.24% of average daily net assets attributable to Class A, Class C, Class I and Class N shares, respectively, subject to possible recoupment in future years.

The performance data quoted here represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Results shown reflect the waiver, without which the results would have been lower. A Fund’s performance, especially for very short periods of time, should not be the sole factor in making your investment decisions. For performance information current to the most recent month end, please call (888) 524-9441. The referenced indices are shown for general market comparisons and are not meant to represent any particular investment.

Fund Overview

The Fund seeks to generate absolute returns from long-term capital appreciation with moderate correlation to major equity market indices, and to achieve this objective with less volatility than those equity market indices. The Fund aims to achieve these goals through comprehensive sub-adviser selection. The sub-advisers selected for the Fund are experienced hedge fund managers that focus on idiosyncratic stock picking across both long and short portfolios. Sub-adviser weightings are determined through both quantitative analyses (optimization, gross/long/short/sector/industry/market capitalization exposure, etc.), and qualitative reasoning (strategy representation, diversity, lower net exposure, etc.). The sub-advisers execute their strategies utilizing a deep fundamental research approach to unearth attractive risk/reward situations within individual name equity securities. Sub-advisers also implement rigorous risk and exposure management techniques which seek to insulate their respective portfolios from negative systemic risks. The result is an aggregate expected Fund-level net exposure of 10%-60% under normal market conditions, which has historically held steady between 25%-45% since inception. The intent of

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having a Fund-level net exposure below 60% is to allow the Fund to generate a greater portion of returns from individual long and short stock selections (alpha) than from directional market exposure (beta).

The Fund has four sub-advisers who specialize in five sub-strategies, primarily within the U.S. equity markets. When combined, these sub-strategies offer diversified equity exposure across sectors and market capitalizations, while exhibiting low levels of correlation to each other.

●	Visium Asset Management (“Visium”) provides what we consider a “best ideas” portfolio with exposure across all sectors, and a bias towards mid- and large-cap companies, while carrying a typical net long exposure of 0% to 50%.

●	Chilton Investment Company (“Chilton”) provides a long portfolio with exposure across all sectors, with a focus on GARP (growth at a reasonable price) equities and a short S&P 500 Index hedge, while carrying a typical net exposure of 20% to 80%.

●	Sterling Ridge Capital Management (“Sterling Ridge”) focuses on stock picking of mid- and large-cap companies across the Financials, Consumer, Industrials and Technology sectors using a tactical and trading-oriented approach, while carrying a typical net exposure of 10% to 40%.

●	Harvest Capital Strategies’ Financials sub-strategy (“Harvest Financials”) focuses on companies within the Financials sector, while carrying a typical net exposure of -10% to 40%.

●	Harvest Capital Strategies’ Agriculture/Consumer sub-strategy (“Harvest Agriculture/Consumer”) allocates capital to stocks that are directly or tangentially related to the Agriculture/Consumer sectors, while carrying a typical net long exposure of 0% to 60%.

Sterling Ridge was added in March 2015 at a 12.5% allocation, and is expected to do well in market environments with healthy levels of stock volatility and differentiated single name stock performance, which increasingly has become the case. We believe the sub-adviser’s focus on mitigating risks on the downside should help improve the overall Fund’s performance during periods of prolonged market corrections. OMT Capital Management was removed from the Fund in June 2014, as the environment for small-cap stock picking had become increasingly challenging.

As of March 31, 2015, sub-adviser target allocations were as follows:

Figure 2: Equity Long Short Sub-Strategy Allocations | As of March 31, 2015

Allocations as a percentage of equity long short strategy allocation, excludes cash, cash equivalents and fixed income securities.

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Drivers of Fund Performance

Over the past 12 months, the Altegris Equity Long Short Fund delivered positive absolute performance in the midst of a bull market, while maintaining a low net exposure of 25%-45%. The Fund outperformed both of its hedged equity benchmarks, the HFRX Equity Hedge Index and HFRI Equity Hedge (Total) Index, over the time period under review, and was able to generate net alpha1 on both sides of the portfolio.

From a sector perspective, long positions in Consumer-related companies, both cyclical and non-cyclical, contributed more than any other sector largely due to strong economic numbers in 2014 as well as lower energy prices. Long positions in Communications, Industrial and Technology sectors also contributed significantly to performance. The largest detractor from Fund performance was long positions in Energy-related companies, given the over 50% drop in oil prices from the beginning to the end of the period under review. Market hedges also detracted from performance, which is to be expected when the market, as represented by the S&P 500 Total Return Index, posted gains of 12.73% for the 12-month period.

Figure 3: Performance by Sector | April 1, 2014 – March 31, 2015

Performance attribution reflects a weight-adjusted allocation based on sector exposure to account for fees and expenses for Class A. Past performance is no guarantee of future results.

[1]	Long, short or net alpha is not the Fund’s return. Long, short or net alpha is calculated as the difference between the actual weighted return of a portfolio’s long, short or net positions, respectively, and the expected return. Expected return is designed to factor in the amount of risk assumed, and is defined as compounded total return over a given period using each day’s long, short or net exposure of a portfolio, respectively, multiplied by each day’s benchmark return, S&P 500 TR Index. Long, short or net alpha can be calculated at the Fund-level, where the exposures and returns utilized are those of the Fund, or at the individual sub-adviser level, where exposures and returns utilized are those of the applicable sub-adviser. All references to alpha achieved by the Fund’s portfolio or a respective sub-advisers’ portion of the portfolio, are for the period April 1, 2014 through March 31, 2015, unless otherwise specified.
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Chilton’s diversified strategy contributed 3.28% to the Fund over the period, with the majority of its gains coming in the second half of the fiscal year. Chilton tends to carry a bias towards top-tier businesses across various sub-industries within the broad Consumer sector. Not surprisingly, gains were driven by long positions in this sector, from a pharmaceutical company to home improvement retailer, which benefitted from lower oil prices and positive consumer spending tailwinds. Gains also came from long Industrials positions, and the only material loss came from the sub-adviser’s short market hedge. Chilton’s solid individual stock selection on the long side allowed the sub-adviser to generate net alpha of approximately 4%.

Visium’s fundamentally-driven diversified strategy contributed 1.95% to the Fund over the period. Gains came primarily from long positions in Consumer Non-cyclical, Communications and Technology sectors, including significant returns generated from semiconductor and pharmaceutical companies. Losses came primarily from long positions in the Energy sector, as the sub-adviser maintained significant exposure to this sector despite rapidly declining oil prices in Q4 2014. Long exposure to exploration & production and oil field services companies were particularly hit hard as some were down as much as 50%. While the sub-adviser’s short positions, in aggregate, detracted from Fund performance, Visium was able to generate short side alpha of approximately 3% – highlighting the sub-adviser’s individual stock selection capabilities.

Harvest’s Agriculture/Consumer sub-strategy also generated strong returns and contributed 1.81% to the Fund over the period. In fact, this was the only sub-strategy to post positive returns in every quarter during the fiscal year. Gains were primarily driven by long positions across the Consumer Cyclical and Non-cyclical sectors. Significant returns were generated from animal health medicine companies as farmers continue to search for ways to maintain the health of their animals, which is vital to the success of their businesses. Minor losses came from long Industrials positions. Perhaps most impressive was the sub-adviser’s ability to generate alpha on both sides of the portfolio, resulting in net alpha of nearly 6%. We continue to be impressed by the sub-adviser’s ability to dynamically manage exposure across the “farm-to-table” food chain by utilizing an in-depth knowledge of the commodity cycle and a differentiated research approach.

Harvest’s Financials sub-strategy contributed 0.17% to the Fund over the period. The sub-adviser lagged the financial sector stock index over the 12-month period due to the sub-strategy’s low net exposure and underperformance from its long stock selections. Top performers for the sub-strategy included long positions in a real estate asset management company and online real estate service company, while losses were driven by positions in mortgage-servicing companies and auto dealerships. Although the sub-strategy’s short positions, in aggregate, detracted from Fund performance, the sub-adviser was able to generate short side alpha of approximately 2%.

Sterling Ridge was added in March 2015, and thus, with less than one month of performance contributed 0.02%. OMT was removed from the Fund in June 2014 and contributed -0.87% during its time in the Fund. The small-cap specialist’s losses came from both long and short positions across the Consumer Cyclical and Non-cyclical sectors and long positions across the Industrials sector. OMT faced a difficult trading environment, highlighted by April and May 2014 when a sharp deviation occurred between large-

5

cap stocks (value) and small-cap stocks (particularly growth names). Small-cap stock selection has been difficult over the last couple years and we remain cautious on this market segment.

Figure 4: Performance by Sub-Strategy | April 1, 2014 – March 31, 2015

Performance attribution reflects a weight-adjusted allocation based on manager exposure to account for fees and expenses for Class A. Past performance is no guarantee of future results.

Outlook

As of the end of the period under review, the Fund had a net long exposure of roughly 42%, which is on the higher end of the Fund’s historical average. We believe this level of net exposure provides an appropriate level of directional market risk, while at the same time offering a hedged profile and ability for the sub-advisers’ individual stock picking to flourish. There are a number of themes and compelling individual name stories across the portfolio that have the potential to add meaningfully to returns should the sub-advisers be proven correct on their fundamental analysis. The Fund is currently positioned to potentially benefit from either an increasing or a benign interest rate environment, and is also playing the strong U.S. Dollar theme on the short side through multi-national companies. Furthermore, the portfolio is positioned with themes across healthcare consolidation, TMT secular stories such as cyber security and “intranet” growth, exposure to commercial real estate related events and idiosyncratic special situations on both sides of the book across the financials spectrum.

The Fund’s sub-advisers have been reveling in the fact that single name long and short stock picking has once again come into favor – denoted by increased single name stock volatility and broad dispersion among both individual stocks and broader sectors – after many years of highly correlated equity markets. While this backdrop is a net positive for the strategy, it does not mean that gains are easy to come by. It is

6

now more important than years past for the Fund’s sub-advisers to properly evaluate company fundamentals and intrinsic stock valuations as this is the type of analysis that should continue to drive gains in the coming months. We believe that the diverse mix of sub-advisers should offer the capability to benefit from a continuation of a ripe long/short stock picking environment in the year ahead.

We thank you for investing in the Altegris Equity Long Short Fund, and look forward to enhancing our partnership with you.

Sincerely,

Robert J. Murphy, CFA, FRM, CAIA	Eric Bundonis, CFA
Deputy Chief Investment Officer	Director of Research and Sourcing
Portfolio Manager	Portfolio Manager

INDEX DEFINITIONS

HFRX Equity Hedge Index is comprised of strategies that maintain positions both long and short primarily in equity and equity derivative securities. HFRX Equity Hedge includes funds that have at least $50 million under management and a 24-month track record (typical).

HFRI Equity Hedge (Total) Index tracks funds that maintain positions both long and short in primarily equity derivative securities. Equity hedge managers would typically maintain at least 50% exposure, and may in some cases be entirely invested in equities – both long and short. HFRI Equity Hedge (Total) is a fund weighted index and reflects monthly returns, net of all fees, of funds that have at least $50 million under management or been actively trading for at least twelve months.

S&P 500 Total Return Index is the total return version of S&P 500 index. The S&P 500 index is unmanaged and is generally representative of certain portions of the U.S. equity markets. For the S&P 500 Total Return Index, dividends are reinvested on a daily basis and the base date for the index is January 4, 1988. All regular cash dividends are assumed reinvested in the S&P 500 index on the ex-date. Special cash dividends trigger a price adjustment in the price return index.

GLOSSARY

Alpha. Alpha measures the non-systematic return which cannot be attributed to the market. It shows the difference between a fund’s actual return and its expected return, given its level of systematic (or market) risk (as measured by beta). A positive alpha indicates that the fund has performed better than its beta would predict. Alpha is widely viewed as a measure of the value added or lost by a fund manager.

Beta. Beta is a measure of volatility that reflects the tendency of a security’s returns and how it responds to swings in the markets. A beta of 1 indicates that the security’s price will move with the market. A beta of less than 1 means that the security will be less volatile than the market. A beta of greater than 1 indicates that the security’s price will be more volatile than the market.

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Long. Buying an asset/security that gives partial ownership to the buyer of the position. Long positions profit from an increase in price. Short. Selling an asset/security that may have been borrowed from a third party with the intention of buying back at a later date. Short positions profit from a decline in price. If a short position increases in price, covering the short position at a higher price may result in a loss.

1193-NLD-5/14/2015

8

Altegris Equity Long Short Fund

PORTFOLIO REVIEW (Unaudited)

March 31, 2015

The Fund’s performance figures* for the periods ended March 31, 2015, compared to its benchmarks:

		Annualized
		Since Inception	Since Inception
	One Year	April 30, 2012	October 7, 2013
Altegris Equity Long Short Fund - Class A	6.35%	6.69%	N/A
Altegris Equity Long Short Fund - Class A with load **	0.27%	4.55%	N/A
Altegris Equity Long Short Fund - Class C	5.62%	N/A	5.31%
Altegris Equity Long Short Fund - Class I	6.70%	6.94%	N/A
Altegris Equity Long Short Fund - Class N	6.35%	6.69%	N/A
HFRX Equity Hedge Index ***	2.37%	5.30%	5.17%
S&P 500 Total Return Index ****	12.73%	16.86%	17.66%

*	The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. The Fund’s total annual operating expense ratios, gross of fee waivers or expense reimbursements, are 4.04%, 4.79%, 3.79% and 4.04% for Class A, Class C, Class I and Class N shares respectively, per the Fund’s prospectus dated March 4, 2015. Class A shares are subject to a maximum sales charge of 5.75% imposed on purchases; Class A and Class C shares may be subject to a contingent deferred sales charge of up to 1.00% imposed on certain redemptions. For performance information current to the most recent month-end, please call 1-888-524-9441.

**	Class A with load total return is calculated using the maximum sales charge of 5.75%.

***	The HFRX Equity Hedge Index is designed to be representative of the overall universe of hedge Funds utilizing Equity Hedge strategies. Equity Hedge strategies maintain positions both long and short in primarily equity and equity derivative securities. A wide variety of investment processes can be employed to arrive at an investment decision, including both quantitative and fundamental techniques; strategies can be broadly diversified or narrowly focused on specific sectors and can range broadly in terms of levels of net exposure, leverage employed, holding period, concentrations of market capitalizations and valuation ranges of typical portfolios. Equity Hedge managers would typically maintain at least 50%, and may in some cases be substantially entirely invested in equities, both long and short. Investors cannot invest directly in an index.

****	The S&P 500 Total Return Index is an unmanaged composite of 500 large capitalization companies and includes the reinvestment of dividends. This index is widely used by professional investors as a performance benchmark for large-cap stocks. Investors cannot invest directly in an index.

Comparison of the Change in Value of a $10,000 Investment | April 30, 2012 – March 31, 2015

Past performance is not necessarily indicative of future results.

*****	Initial investment has been adjusted for the maximum sales charge of 5.75%.

Top Ten Holdings by Industry	% of Net Assets
Retail	16.6%
Chemicals	11.4%
Diversified Financial Services	9.7%
ETF	9.3%
Banks	8.8%
Insurance	6.8%
Healthcare-Products	5.8%
Software	4.9%
Semiconductors	4.9%
Transportation	4.8%
Other, Assets Less Liabilities	17.0%
100.0%

Please refer to the Portfolio of Investments and the Shareholder Letter in this annual report for a detailed analysis of the Fund’s holdings.

9

Altegris Equity Long Short Fund
PORTFOLIO OF INVESTMENTS
March 31, 2015

Shares		Value
	INVESTMENTS - 94.5%
	COMMON STOCK - 94.4%
	AEROSPACE/DEFENSE - 3.1%
35,400	BBA Aviation PLC	$176,780
2,890	L-3 Communications Holdings, Inc. +	363,533
2,382	Northrop Grumman Corp. +	383,407
2,881	Spirit AeroSystems Holdings, Inc. *	150,417
5,701	TransDigm Group, Inc. +	1,246,923
19,691	United Technologies Corp. +	2,307,785
		4,628,845
	AGRICULTURE - 0.6%
10,208	Bunge Ltd.	840,731

	AIRLINES - 0.1%
3,798	Delta Air Lines, Inc. +	170,758

	APPAREL - 2.0%
12,472	Nike, Inc. +	1,251,316
23,511	Sketchers USA, Inc. Class A *+	1,690,676
		2,941,992
	AUTO MANUFACTURERS - 0.1%
744	Bayerische Motoren Werke AG +	93,033

	AUTO PARTS & EQUIPMENT - 0.5%
403	Continental AG +	95,333
6,303	Visteon Corp. *+	607,609
		702,942
	BANKS - 4.7%
20,863	Bancorp, Inc. *+	188,393
7,315	BNCCORP, Inc. *	111,919
8,596	Citigroup, Inc.	442,866
5,899	Citizens Financial Group, Inc.	142,343
18,833	Evans Bancorp, Inc.	467,058
13,114	Fifth Third Bancorp	247,199
52,215	Heritage Financial Corp.	887,655
28,553	Heritage Oaks Bancorp	237,275
32,723	Legacy Texas Financial Group, Inc.	743,794
12,491	Metro Bancorp, Inc.	344,377
8,787	Morgan Stanley +	313,608
1,488	PacWest Bancorp +	69,772
26,850	Seacost Banking Corp of Florida *+	383,150
9,902	Square 1 Financial, Inc. *	265,077
3,750	SVB Financial Group *+	476,400
5,378	US Bancorp	234,857
6,346	Veritex Holdings, Inc. *+	88,654
23,347	Wells Fargo & Co.	1,270,077
		6,914,474
	BEVERAGES - 0.6%
9,111	Brown-Forman Corp. +	823,179
694	Constellation Brands, Inc. *+	80,650
		903,829
	BUILDING MATERIALS - 3.4%
38,885	Fortune Brands Home & Security, Inc. +	1,846,260
19,632	Lennox International, Inc. +	2,192,698
3,362	Martin Marietta Materials, Inc.	470,007
21,606	Summit Materials, Inc. *+	478,573
		4,987,538
	CHEMICALS - 8.1%
4,653	Air Products & Chemicals, Inc. +	703,906
11,820	Axiall Corp. +	554,831
1,345	BASF SE +	133,666
3,953	CF Industries Holdings, Inc.	1,121,387
11,000	Dow Chemical Co. +	527,780
9,498	Ecolab, Inc.	1,086,381
14,848	El du Pont de Nemours & Co.	1,061,187
944	Linde AG +	192,242
10,208	Monsanto Co.	1,148,808

See accompanying notes to financial statements.

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Altegris Equity Long Short Fund
PORTFOLIO OF INVESTMENTS (Continued)
March 31, 2015

Shares		Value
	CHEMICALS (Continued) - 8.1%
4,988	Olin Corp.	$159,816
1,729	PPG Industries, Inc.	389,959
6,841	Praxair, Inc. +	825,982
5,051	Sherwin Williams Co. +	1,437,009
27,110	W.R. Grace & Co. *	2,680,366
		12,023,320
	COMMERCIAL SERVICES - 2.8%
32,482	ARC Document Solutions, Inc. *	299,809
5,372	FleetCor Technologies, Inc. *	810,742
11,000	Green Dot Corp. *	175,120
3,605	Macquarie Infrastruction Co. LLC +	296,656
9,806	MasterCard, Inc. - Class A	847,140
16,861	Moody’s Corp.	1,750,172
		4,179,639
	COMPUTERS - 1.7%
5,188	Apple, Inc. +	645,543
1,002	Stratasys Ltd. *+	52,886
19,240	Western Digital Corp. +	1,751,032
		2,449,461
	DIVERSIFIED FINANCIAL SERVICES - 6.2%
20,017	AerCap Holdings NV *+	873,742
12,353	Blackhawk Network Holdings, Inc.	439,149
17,308	Discover Financial Services +	975,306
54,507	Fly Leasing Ltd. - ADR	793,622
15,500	FNF Group	569,780
31,204	FNFV Group *	439,976
2,147	Intercontinental Exchange, Inc.	500,831
11,886	Investment Technology Group, Inc. *+	360,265
20,752	Janus Capital Group, Inc. +	356,727
90,138	KCG Holdings, Inc. +	1,105,092
8,767	Lazard Ltd. - Cl. A - MLP	461,056
15,093	Nelnet, Inc.	714,201
65,778	Northstar Asset Management Group, Inc. +	1,535,258
		9,125,005
	ELECTRICAL COMPONENTS & EQUIPMENT - 0.4%
4,064	Energizer Holdings, Inc. +	561,035

	ELECTRONICS - 1.4%
72,671	On Track Innovations Ltd. *	108,280
9,627	Thermo Fisher Scientific, Inc. +	1,293,291
24,963	Trimble Navigation Ltd. *	629,068
		2,030,639
	ENTERTAINMENT - 1.1%
17,444	Madison Square Garden Co. *+	1,476,635
12,278	Reading International, Inc. *	165,139
		1,641,774
	FOOD - 4.3%
20,416	Calavo Growers, Inc.	1,049,791
21	Chocoladefabriken Lindt & Sprungli AG	1,328,977
38,485	Diamond Foods, Inc. *	1,253,456
24,963	Post Holdings, Inc.	1,169,267
40,833	Tyson Foods, Inc.	1,563,904
		6,365,395
	HEALTHCARE-PRODUCTS - 5.8%
12,141	Becton Dickinson & Co. +	1,743,326
3,388	IDEXX Laboratories, Inc. *	523,378
52,294	Medtronic, Inc. +	4,078,385
19,030	Zimmer Holdings, Inc. +	2,236,406
		8,581,495
	HEALTHCARE-SERVICES - 1.5%
4,768	Brookdale Senior Living, Inc. *+	180,040
16,798	Laboratory Corp of America Holdings *	2,118,060
		2,298,100

See accompanying notes to financial statements.

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Altegris Equity Long Short Fund
PORTFOLIO OF INVESTMENTS (Continued)
March 31, 2015

Shares		Value
	HOLDING COMPANIES - DIVERSIFIED - 0.6%
25,000	FCB Financial Holdings, Inc. *+	$684,250
21,484	Levy Acquisition Corp.	282,515
		966,765
	HOME BUILDERS - 0.4%
20,505	New Home Co., Inc. *	327,055
12,500	William Lyon Homes *+	322,750
		649,805
	INSURANCE - 3.3%
23,087	Assured Guaranty Ltd. +	609,266
13,500	Essent Group Ltd.	322,785
80,000	NMI Holdings, Inc. - Class A	599,200
8,141	Radian Group, Inc. +	136,687
10,253	Voya Financial, Inc. +	442,007
4,417	WR Berkley Corp.	223,103
68,172	XL Group PLC +	2,508,729
		4,841,777
	INTERNET - 1.8%
1,376	Alibaba Group Holdings Ltd. - ADR *+	114,538
412	Amazon.com, Inc. *+	153,305
21,136	Facebook, Inc. *+	1,737,696
163	Google, Inc. *+	89,324
1,430	LinkedIn Corp. *+	357,300
3,587	Marketo, Inc. *+	91,899
3,497	Vasco Data Security International, Inc. *+	75,326
		2,619,388
	INVESTMENT FIRMS - 0.3%
30,401	Gladstone Capital Corp.	267,833
26,538	Gladstone Investment Corp.	196,381
		464,214
	LEISURE TIME - 1.6%
8,113	Brunswick Corp. +	417,414
24,434	Royal Caribbean Cruises Ltd. +	1,999,923
		2,417,337
	LODGING - 0.1%
77,500	Wynn Macau Ltd.	167,737

	MACHINERY-DIVERSIFIED - 0.7%
51,024	Briggs & Stratton Corp.	1,048,033
433	Middleby Corp. *+	44,447
		1,092,480
	MEDIA - 3.0%
27,848	AMC Networks, Inc. *+	2,134,271
18,795	Liberty Global PLC *	967,378
13,300	Walt Disney Co.	1,395,037
		4,496,686
	MISCELLANEOUS MANUFACTURING - 0.9%
61,420	Bombardier, Inc. +	121,154
12,116	Pall Corp. +	1,216,325
		1,337,479
	PHARMACEUTICALS - 3.5%
7,280	Actavis PLC *+	2,166,674
8,103	Bristol-Myers Squibb Co.	522,643
34,325	Phibro Animal Health Corp.	1,215,448
28,084	Zoetis, Inc.	1,300,008
		5,204,773
	REITS - 2.7%
73,653	Ares Commercial Real Estate Corp.	813,866
29,595	Bluerock Residential Growth REIT, Inc.	394,501
40,800	Colony Financial, Inc.	1,057,536
101,582	NorthStar Realty Finance Corp. +	1,840,666
		4,106,569

See accompanying notes to financial statements.

12

Altegris Equity Long Short Fund
PORTFOLIO OF INVESTMENTS (Continued)
March 31, 2015

Shares		Value
	RETAIL - 11.7%
58,248	American Eagle Outfitters, Inc.	$994,876
2,051	AutoZone, Inc. *+	1,399,110
9,155	Best Buy Co., Inc. +	345,967
30,295	Bloomin’ Brands, Inc. +	737,077
4,539	Buffalo Wild Wings, Inc. *+	822,648
7,837	Costco Wholesale Corp.	1,187,266
1,594	Dillard’s, Inc. - Class A	217,597
12,267	Domino’s Pizza, Inc.	1,233,447
3,560	DSW, Inc. - Class A +	131,293
10,881	Home Depot, Inc.	1,236,190
12,389	Hudson’s Bay Co. +	256,304
15,602	Jack in the Box, Inc.	1,496,544
11,136	Lithia Motors, Inc.	1,107,030
104,865	Luby’s, Inc. *	544,249
1,874	McDonald’s Corp. +	182,603
3,617	Nordstrom, Inc. +	290,517
1,619	O’Reilly Automotive, Inc. *	350,093
11,137	Red Robin Gourmet Burgers, Inc. *	968,919
4,603	Sally Beauty Holdings, Inc. *+	158,205
35,277	Sonic Corp.	1,118,281
4,751	Tiffany & Co. +	418,136
15,394	Tractor Supply Co.	1,309,414
18,554	Vitamin Shoppe, Inc. *	764,239
		17,270,005
	SAVINGS & LOANS - 0.4%
19,654	Oritani Financial Corp.	285,966
13,590	Territorial Bancorp, Inc. +	322,898
		608,864
	SEMICONDUCTORS - 3.6%
71,095	Applied Materials, Inc.	1,603,903
78,493	Cypress Semiconductor Corp. +	1,107,536
79,744	Fairchild Semiconductor International, Inc. *+	1,449,746
2,196	QUALCOMM, Inc. +	152,271
57,790	Tower Semiconductor Ltd. *+	981,274
		5,294,730
	SOFTWARE - 3.7%
4,011	Adobe Systems, Inc. *+	296,573
4,529	Autodesk, Inc. *+	265,580
3,912	Check Point Software Technologies Ltd. *+	320,667
2,483	Imperva, Inc. *+	106,024
7,451	Intuit, Inc.	722,449
127,352	King Digital Entertainment Plc +	2,042,726
20,361	VMware, Inc. *+	1,669,806
		5,423,825
	TELECOMMUNICATIONS - 2.9%
79,080	Cisco Systems, Inc. +	2,176,677
149	Fortinet, Inc. *+	5,208
2,192	Palo Alto Networks, Inc. +	320,207
23,346	Qorvo, Inc. *+	1,860,676
		4,362,768
	TRANSPORTATION - 4.8%
7,476	Canadian Pacific Railway Ltd.	1,365,865
9,634	FedEx Corp.	1,593,945
8,808	Kansas City Southern	899,121
63,911	Swift Transportation Co. *+	1,662,964
13,970	Union Pacific Corp. +	1,513,091
		7,034,986

	TOTAL COMMON STOCK (Cost - $127,973,955)	139,800,193

See accompanying notes to financial statements.

13

Altegris Equity Long Short Fund
PORTFOLIO OF INVESTMENTS (Continued)
March 31, 2015

Number of
Contracts **		Expiration	Value
	PURCHASED OPTIONS - 0.1% *
	CALL OPTIONS - 0.1%
32	Citigroup, Inc., @ $53.00	Apr-15	$1,472
51	Corelogic, Inc., @ $35.00	Apr-15	4,131
93	First Niagara Financial Group, Inc., @ $5.00	Apr-15	35,805
136	First Niagara Financial Group, Inc., @ $7.50	Apr-15	18,020
65	US Bancorp, @ $44.00	Apr-15	3,120
47	Yandex NV, @ $15.00	May-15	5,640
			68,188
	PUT OPTIONS - 0.0%
12	ANSYS, Inc., @ $85.00	Apr-15	300
34	Check Point Software Technologies Ltd., @ $80.00	Apr-15	1,700
47	Emerson Electric Co., @ $55.00	Apr-15	2,115
6	F5 Networks, Inc., @ $109.00	Apr-15	495
16	Fortinet, Inc. @ $32.00	Apr-15	200
47	Huntsman Corp., @ $21.00	Apr-15	823
69	Intersections, Inc., @ $2.50	Apr-15	1,035
25	Intersections, Inc., @ $2.50	Oct-15	1,000
18	Intersections, Inc., @ $5.00	Apr-15	2,970
39	Intersections, Inc., @ $5.00	Jul-15	6,922
52	Intersections, Inc., @ $5.00	Oct-15	10,140
23	Juniper Networks, Inc., @ $23.00	Apr-15	1,656
9	MoneyGram International, Inc., @ $10.00	May-15	1,418
15	SPDR S&P 500 ETF Trust, @ $207.50	Apr-15	4,410
23	VMware, Inc., @ $78.00	Apr-15	977
			36,161

	TOTAL PURCHASED OPTIONS (Cost - $78,914)		104,349

	TOTAL INVESTMENTS - 94.5% (Cost - $128,052,869) (a)		$139,904,542
	OTHER ASSETS LESS LIABILITIES - 5.5%		8,079,524
	NET ASSETS - 100.0%		$147,984,066

Shares
	SECURITIES SOLD SHORT - (51.2) %
	COMMON STOCK - (41.9) %
	AEROSPACE/DEFENSE - (0.4) %
(1,858)	Boeing Co.		$(278,848)
(2,831)	Raytheon Co.		(309,287)
			(588,135)
	AGRICULTURE - (0.5) %
(9,280)	Andersons, Inc.		(383,914)
(8,321)	Archer-Daniels-Midland Co.		(394,415)
			(778,329)
	AUTO PARTS & EQUIPMENT - (0.2) %
(1,922)	Magna International, Inc. - Class A		(103,134)
(13,916)	Titan International, Inc.		(130,254)
			(233,388)
	BANKS - (4.1) %
(11,522)	Bank of America Corp.		(177,324)
(7,993)	BB&T Corp.		(311,647)
(3,736)	C1 Financial, Inc. *		(70,050)
(2,225)	Capital One Financial Corp.		(175,375)
(7,218)	CIT Group, Inc.		(325,676)
(4,124)	Comerica, Inc.		(186,116)
(9,000)	Commerce Bancshares, Inc.		(380,880)
(4,759)	Cullen/Frost Bankers, Inc.		(328,752)
(15,854)	Customers Bancorp, Inc. *		(386,203)
(2,126)	First Financial Bankshares, Inc.		(121,373)
(17,238)	FirstMerit Corp.		(328,556)
(1,205)	Goldman Sachs Group, Inc.		(226,504)
(9,256)	Independent Bank Group, Inc.		(360,151)
(13,527)	Opus Bank		(417,714)
(6,000)	Prosperity Bancshares, Inc.		(314,880)
(30,275)	Regions Financial Corp.		(286,099)
(9,000)	UMB Financial Corp.		(476,010)
(38,633)	Valley National Bancorp		(364,696)
(8,705)	Webster Financial Corp.		(322,520)
(11,750)	Westamerica Bancorporation		(507,717)
			(6,068,243)

See accompanying notes to financial statements.

14

Altegris Equity Long Short Fund
PORTFOLIO OF INVESTMENTS (Continued)
March 31, 2015

Shares		Value
	CHEMICALS - (3.3) %
(1,967)	Airgas, Inc.	$(208,718)
(31,553)	America Vanguard Corp.	(335,093)
(6,064)	Celanese Corp. - Class A	(338,735)
(2,625)	Eastman Chemical Co.	(181,808)
(12,712)	FMC Corp.	(727,762)
(9,777)	Mosaic Co.	(450,329)
(22,272)	Platform Specialty Products Corp.	(571,500)
(14,562)	Potash Corp of Saskatechwan, Inc.	(469,624)
(12,653)	Praxair, Inc.	(1,527,723)
		(4,811,292)
	COMMERCIAL SERVICES - (0.8) %
(16,844)	Intersections, Inc.	(57,438)
(3,944)	Moody’s Corp.	(409,387)
(22,883)	Nutrisystem, Inc.	(457,203)
(2,250)	WEX, Inc. *	(241,560)
		(1,165,588)
	COMPUTERS - (0.4) %
(3,365)	Infosys ltd. - ADR	(118,044)
(2,635)	International Business Machines Corp.	(422,918)
(2,381)	Manhattan Associates, Inc. *	(120,502)
		(661,464)
	DISTRIBUTION/WHOLESALE - (1.8) %
(6,706)	Fastenal Co.	(277,863)
(10,428)	WW Grainger, Inc.	(2,459,027)
		(2,736,890)
	DIVERSIFIED FINANCIAL SERVICES - (3.5) %
(2,439)	Air Lease Corp.	(92,048)
(26,063)	American Express Co.	(2,036,042)
(3,027)	CBOE Holdings, Inc.	(173,765)
(2,990)	CME Group, Inc.	(283,183)
(8,500)	CoreLogic, Inc. *	(299,795)
(2,812)	Franklin Resources, Inc.	(144,312)
(60,000)	Ladenburg Thalmann Financial Services, Inc. *	(231,600)
(8,326)	Nasdaq OMX Group, Inc.	(424,126)
(12,180)	RCS Capital Corp.	(129,595)
(7,218)	Santander Consumer USA Holdings, Inc.	(167,025)
(9,727)	Synchrony Financial *	(295,214)
(5,801)	T. Rowe Price Group, Inc.	(469,765)
(11,165)	TD Ameritrade Holding Corp.	(416,008)
		(5,162,478)
	ELECTRICAL COMPONANTS & EQUIPMENT - (1.5) %
(38,426)	Emerson Electric Co.	(2,175,680)

	ELECTRONICS - (0.2) %
(5,749)	Jabil Circuit, Inc.	(134,412)
(1,705)	Tech Data Corp. *	(98,498)
		(232,910)
	ENERGY-ALTERNATE SOURCES - (0.1) %
(23,923)	Renewable Energy Group, Inc. *	(220,570)

	FOOD - (2.7) %
(28,084)	Amira Nature Foods Ltd.	(251,633)
(13,522)	B & G Foods, Inc.	(397,952)
(21,843)	Chefs’ Warehouse, Inc. *	(489,938)
(28,084)	Darling Ingredients, Inc. *	(393,457)
(12,274)	Fresh Market, Inc. *	(498,815)
(6,241)	General Mills, Inc.	(353,241)
(3,328)	Ingredion, Inc.	(258,985)
(15,602)	Pilgrim’s Pride Corp.	(352,449)
(5,617)	Sanderson Farms, Inc.	(447,394)
(6,241)	TreeHouse Foods, Inc. *	(530,610)
		(3,974,474)
	HOME BUILDERS - (0.3) %
(9,500)	Installed Building Products, Inc. *	(206,720)
(10,687)	WCI Communities, Inc. *	(255,954)
		(462,674)

See accompanying notes to financial statements.

15

Altegris Equity Long Short Fund
PORTFOLIO OF INVESTMENTS (Continued)
March 31, 2015

Shares		Value
	HOME FURNISHINGS - (1.1) %
(27,972)	Tempur Sealy International, Inc. *	$(1,615,103)

	HOUSEHOLD PRODUCTS WARES - (0.2) %
(13,522)	SodaStream International Ltd. *	(273,956)

	INSURANCE - (3.5) %
(8,828)	Everest Re Group Ltd.	(1,536,072)
(15,095)	PartnerRE Ltd.	(1,725,811)
(72,135)	Progressive Corp.	(1,962,072)
		(5,223,955)
	INTERNET - (0.7) %
(1,631)	F5 Networks, Inc. *	(187,467)
(26,483)	HomeAway, Inc. *	(798,992)
		(986,459)
	INVESTMENT COMPANIES - (0.5) %
(17,738)	Apollo Investment Corp.	(136,139)
(34,584)	Ares Capital Corp.	(593,807)
		(729,946)
	IRON/STEEL - (0.6) %
(37,560)	United States Steel Corp.	(916,464)

	LEISURE TIME - (1.4) %
(33,284)	Fox Factory Holding Corp. *	(510,577)
(10,652)	Polaris Industries, Inc.	(1,502,997)
(1,704)	Royal Caribbean Cruises Ltd.	(139,472)
		(2,153,046)
	MACHINERY-CONSTRUCTION & MINING - (1.1) %
(21,131)	Caterpillar Inc.	(1,691,114)

	MACHINERY-DIVERSIFIED - (2.3)%
(10,401)	AGCO Corp.	(495,504)
(1,501)	Cummins, Inc.	(208,099)
(28,815)	Deere & Co.	(2,526,787)
(1,115)	Rockwell Automation, Inc.	(129,329)
		(3,359,719)
	METAL FABRICATE/HARDWARE - (0.3) %
(3,120)	Valmont Industries Inc.	(383,386)

	MISCELLANEOUS MANUFACTURING - (1.7) %
(27,507)	Dover Corp.	(1,901,284)
(4,731)	General Electric Co.	(117,376)
(1,625)	Parker-Hannifin Corp.	(193,018)
(3,688)	Pentair PLC	(231,938)
		(2,443,616)
	OFFICE/BUSINESS EQUIPMENT (0.1) %
(8,967)	Xerox Corp.	(115,226)

	REAL ESTATE - (0.3) %
(15,217)	Forestar Group, Inc. *	(239,972)
(5,253)	HFF, Inc. - Class A	(197,198)
		(437,170)
	REITS - (0.1) %
(12,000)	American Realty Capital Properties, Inc.	(118,200)

See accompanying notes to financial statements.

16

Altegris Equity Long Short Fund
PORTFOLIO OF INVESTMENTS (Continued)
March 31, 2015

Shares			Value
	RETAIL - (4.9) %
(1,337)	America’s Car-Mart, Inc. *		$(72,532)
(24,920)	Bed Bath & Beyond, Inc. *		(1,913,233)
(5,201)	Cabela’s, Inc. - Class A *		(291,152)
(6,583)	Cash America International, Inc.		(153,384)
(1,994)	Chipotle Mexican Grill, Inc. *		(1,297,177)
(18,561)	Chuy’s Holdings, Inc. *		(418,179)
(27,044)	Del Frisco’s Restaurant Group, Inc.		(544,937)
(5,250)	First Cash Financial Services, Inc. *		(244,230)
(2,439)	Gap, Inc.		(105,682)
(23,200)	Noodles & Co. *		(404,608)
(10,965)	Panera Bread Co. *		(1,754,345)
(1,522)	Target Corp.		(124,910)
			(7,324,369)
	SAVINGS & LOANS - (0.7) %
(23,318)	First Niagara Financial Group, Inc.		(206,131)
(25,944)	New York Community Bancorp, Inc.		(434,043)
(31,085)	People’s United Financial, Inc.		(472,492)
			(1,112,666)
	SEMICONDUCTORS - (1.3) %
(3,953)	Intel Corp.		(123,610)
(79,923)	Taiwan Semiconductor Manufacturing Co. Ltd. - ADR		(1,876,592)
			(2,000,202)
	SOFTWARE - (1.2) %
(1,385)	ANSYS, Inc. *		(122,143)
(38,100)	Microsoft Corp.		(1,548,956)
(2,163)	Rackspace Hosting, Inc. *		(111,589)
			(1,782,688)
	TELECOMMUNICATIONS - (0.1) %
(3,814)	Juniper Networks, Inc.		(86,120)

	TOTAL COMMON STOCK (Proceeds - $62,693,065)		(62,025,520)

	EXCHANGE TRADED FUNDS - (9.3) %
	DEBT FUND - (0.6) %
(20,798)	SPDR Barclays High Yield Bond ETF		(815,698)

	EQUITY FUNDS - (8.7) %
(8,022)	Consumer Staples Select Sector SPDR Fund		(390,991)
(29,243)	Financial Select Sector SPDR Fund		(705,049)
(2,300)	iShares Russell 2000 ETF		(286,005)
(1,715)	iShares US Real Estate ETF		(136,034)
(52,500)	SPDR S&P 500 ETF Trust		(10,837,575)
(13,830)	SPDR S&P Homebuilders ETF		(509,774)
			(12,865,428)

	TOTAL EXCHANGE TRADED FUNDS - (Proceeds - $13,585,050)		(13,681,126)

	TOTAL SECURITIES SOLD SHORT (Proceeds - $76,278,115) (a)		$(75,706,646)

Number of
Contracts **		Expiration
	WRITTEN OPTIONS - 0.0% *
	PUT OPTIONS - 0.0%
(102)	Ares Capital Corp., @ $16.00	Jun-15	$(2,040)
(53)	Ares Capital Corp., @ $16.00	Sep-15	(2,385)
(101)	Ares Capital Corp., @ $17.00	Sep-15	(9,090)
(25)	CoreLogic, Inc., @ $22.50	Apr-15	(313)
	TOTAL WRITTEN OPTIONS (Proceeds - $16,066)		$(13,828)

See accompanying notes to financial statements.

17

Altegris Equity Long Short Fund

PORTFOLIO OF INVESTMENTS (Continued)

March 31, 2015

ADR	American Depositary Receipt

CME	Chicago Mercantile Exchange

MLP	Master Limited Partnership

ETF	Exchange Traded Fund

REIT	Real Estate Investment Trust

*	Non-income producing security.

**	Each option contract allows the holder of the option to sell 100 shares of the underlying security.

+	All or part of the security was held as collateral for securities sold short as of March 31, 2015. Total collateral for securities sold short is $78,742,294

(a)	Represents cost for financial reporting purpose. Aggregate cost for federal tax purposes (excluding securities sold short and including options) is $128,674,669 and differs from market value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized Appreciation:	$13,906,434
Unrealized Depreciation:	(2,676,561)
Net Unrealized Appreciation:	$11,229,873

	FUTURES CONTRACT
	OPEN SHORT FUTURES CONTRACTS
				Notional Value at	Unrealized
Contracts	Issue	Exchange	Expiration	March 31, 2015	Appreciation
(16)	S & P 500 E- Mini	CME	6/19/15	$1,648,640	$2,252

See accompanying notes to financial statements.

18

Altegris Equity Long Short Fund

STATEMENT OF ASSETS AND LIABILITIES

March 31, 2015

ASSETS
Investment securities:
At cost	$128,052,869
At value	$139,904,542
Cash	88,674,493
Cash denominated in foreign currency (cost $24,727)	24,681
Receivable for securities sold	3,538,046
Receivable for Fund shares sold	142,325
Dividends and interest receivable	66,094
Unrealized appreciation on futures contracts	2,252
Prepaid expenses and other assets	59,390
TOTAL ASSETS	232,411,823

LIABILITIES
Securities sold short, at value (proceeds $76,278,115)	75,706,646
Payable for investments purchased	6,470,481
Cash overdraft denominated in foreign currency (proceeds $1,656,093)	1,514,712
Payable for Fund shares repurchased	308,716
Investment advisory fees payable	222,390
Unrealized depreciation on forward currency contracts	45,851
Options written, at value (proceeds $16,066)	13,828
Distribution (12b-1) fees payable	7,859
Accrued expenses and other liabilities	137,274
TOTAL LIABILITIES	84,427,757
NET ASSETS	$147,984,066

Composition of Net Assets:
Paid in capital	$135,723,289
Accumulated net investment gain	77,640
Accumulated net realized loss from investments	(340,064)
Net unrealized appreciation of investments	12,523,201
NET ASSETS	$147,984,066

Net Asset Value Per Share:
Class A Shares:
Net Assets	$8,049,155
Shares of beneficial interest outstanding [$0 par value, unlimited shares authorized]	724,873
Net asset value (Net Assets ÷ Shares Outstanding) and redemption price per share (a)(b)	$11.10
Maximum offering price per share
(net asset value plus maximum sales charge of 5.75%) (c)	$11.78
Class C Shares:
Net Assets	$2,998,093
Shares of beneficial interest outstanding [$0 par value, unlimited shares authorized]	273,106
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share (b)	$10.98
Class I Shares:
Net Assets	$119,704,444
Shares of beneficial interest outstanding [$0 par value, unlimited shares authorized]	10,705,640
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share (b)	$11.18
Class N Shares:
Net Assets	$17,232,374
Shares of beneficial interest outstanding [$0 par value, unlimited shares authorized]	1,552,106
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share (b)	$11.10

(a)	For certain purchases of $1 million or more, a 1.00 % contingent deferred sales charge may apply to redemptions made within 18 months of purchase in the amount of the commissions paid on the shares redeemed

(b)	Redemptions made within 30 days of purchase may be assessed a redemption fee of 1.00%.

(c)	On investments of $25,000 or more, the offering price is reduced.

See accompanying notes to financial statements.

19

Altegris Equity Long Short Fund

STATEMENT OF OPERATIONS

For the Year Ended March 31, 2015

INVESTMENT INCOME
Dividends (net of foreign withholding taxes of $8,693)	$1,994,726
Interest	14,353
TOTAL INVESTMENT INCOME	2,009,079

EXPENSES
Advisory fees	2,740,386
Short sale dividend and interest expense	2,658,388
Custodian fees	191,568
Distribution (12b-1) fees:
Class A	26,444
Class C	21,856
Class N	54,092
Administrative services fees	88,700
Registration fees	80,700
Professional fees	66,779
Transfer agent fees	56,300
Non 12b-1 shareholder servicing fees	55,945
Accounting services fees	27,280
Compliance officer fees	24,070
Printing and postage expenses	20,447
Trustees fees and expenses	14,598
Insurance expense	10,444
Other expenses	8,001
TOTAL EXPENSES	6,145,998
Less: Fees waived by the Advisor	(270,016)
NET EXPENSES	5,875,982

NET INVESTMENT LOSS	(3,866,903)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) from:
Investments	18,316,334
Securities sold short	(8,712,054)
Options purchased	(8,713)
Options written	4,688
Futures	(12,980)
Foreign currency exchange contracts	266,535
Foreign currency transactions	(120,079)
Net Realized Gain	9,733,731

Net change in unrealized appreciation (depreciation) on:
Investments	(762,642)
Securities sold short	4,258,876
Options purchased	30,210
Options written	2,238
Futures	2,252
Foreign currency exchange contracts	(71,951)
Foreign currency translations	144,270
Net Change in Appreciation (Depreciation)	3,603,253

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	13,336,984

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$9,470,081

See accompanying notes to financial statements.

20

Altegris Equity Long Short Fund

STATEMENT OF CHANGES IN NET ASSETS

	For the	For the
	Year Ended	Year Ended
	March 31, 2015	March 31, 2014
INCREASE IN NET ASSETS FROM OPERATIONS
Net investment loss	$(3,866,903)	$(4,133,228)
Net realized gain on investments	9,733,731	7,949,417
Net change in unrealized appreciation on investments	3,603,253	5,562,565
Net increase in net assets resulting from operations	9,470,081	9,378,754

DISTRIBUTIONS TO SHAREHOLDERS
From net realized gains
Class A	(226,224)	(455,776)
Class I	(3,193,927)	(5,164,906)
Class C	(77,758)	(3,166)
Class N	(485,701)	(1,892,250)
Total distributions to shareholders	(3,983,610)	(7,516,098)

SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold:
Class A	3,901,626	13,535,696
Class C	2,269,661	1,216,404
Class I	57,443,153	58,997,792
Class N	5,819,668	16,728,693
Net asset value of shares issued in reinvestment of distributions:
Class A	165,101	443,684
Class C	59,288	494
Class I	2,836,225	4,957,308
Class N	479,594	1,888,094
Redemption fee proceeds:
Class A	169	74
Class C	18	6
Class I	1,336	765
Class N	329	271
Payments for shares redeemed:
Class A	(11,196,765)	(1,207,348)
Class C	(593,692)	(29,935)
Class I	(50,033,426)	(44,675,024)
Class N	(23,328,076)	(18,572,855)
Net increase (decrease) from shares of beneficial interest transactions	(12,175,791)	33,284,119

NET INCREASE (DECREASE) IN NET ASSETS	(6,689,320)	35,146,775

NET ASSETS
Beginning of Year	154,673,386	119,526,611
End of Year *	$147,984,066	$154,673,386
*Includes accumulated net investment (loss) of:	$77,640	$(22,727)

SHARE ACTIVITY
Class A:
Shares Sold	365,214	1,252,377
Shares Reinvested	15,605	42,256
Shares Redeemed	(1,048,703)	(112,224)
Net increase (decrease) in shares of beneficial interest outstanding	(667,884)	1,182,409

Class C: (b)
Shares Sold	211,893	114,112
Shares Reinvested	5,652	47
Shares Redeemed	(55,741)	(2,857)
Net increase in shares of beneficial interest outstanding	161,804	111,302

Class I:
Shares Sold	5,369,848	5,446,690
Shares Reinvested	266,312	470,332
Shares Redeemed	(4,657,671)	(4,193,848)
Net increase in shares of beneficial interest outstanding	978,489	1,723,174

Class N:
Shares Sold	540,415	1,551,561
Shares Reinvested	45,330	179,818
Shares Redeemed	(2,194,140)	(1,716,431)
Net increase (decrease) in shares of beneficial interest outstanding	(1,608,395)	14,948

(b)	Class C commenced operations on October 7, 2013.

See accompanying notes to financial statements.

21

Altegris Equity Long Short Fund

FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout each Year or Period

	Class A	Class A		Class A (1)
	Year Ended	Year Ended		Period Ended
	March 31, 2015	March 31, 2014		March 31, 2013

Net asset value, beginning of year/period	$10.72	$10.51		$10.00
Income (loss) from investment operations:
Net investment (loss) (2)	(0.29)	(0.33)		(0.30)
Net realized and unrealized gain on investments	0.96	1.13		0.84
Total from investment operations	0.67	0.80		0.54

Less distributions from:
Net realized gains	(0.29)	(0.59)		(0.03)

Redemption fees collected (3)	0.00	0.00		0.00

Net asset value, end of year/period	$11.10	$10.72		$10.51

Total return (4)	6.35%	7.76	% (6)	5.40	% (5,6)

Net assets, at end of year/period (000s)	$8,049	$14,924		$2,211

Ratios/Supplemental Data:

Ratio of gross expenses to average net assets including dividends from securities sold short and interest expense (7,8)	4.11%	4.51%		5.13	% (9)
Ratio of gross expenses to average net assets excluding dividends from securities sold short and interest expense (7,8)	2.41%	2.96%		3.85	% (9)
Ratio of net expenses to average net assets including dividends from securities sold short and interest expense (8)	3.94%	4.27%		4.53	% (9)
Ratio of net expenses to average net assets excluding dividends from securities sold short and interest expense (8)	2.24%	2.72%		3.24	% (9)

Ratio of net investment loss to average net assets (8,10)	(2.67)%	(3.30)%		(3.19	)% (9)

Portfolio Turnover Rate	330%	432%		517	% (5)

(1)	Class A commenced operations on April 30, 2012.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the year or period.

(3)	Represents less than $0.01 per share.

(4)	Total returns shown exclude the effect of applicable sales charges and redemption fees and assumes reinvestment of all distributions.

(5)	Not annualized.

(6)	Includes adjustments in accordance with accounting principles generally accepted in the United States and consequently the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(7)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor.

(8)	The ratios of expenses and net investment income (loss) to average net assets do not reflect the Fund’s proportionate share of income and expenses of underlying investment companies in which the Fund invests.

(9)	Annualized.

(10)	Recognition of net investment loss by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

See accompanying notes to financial statements.

22

Altegris Equity Long Short Fund

FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout each Year or Period

	Class C	Class C (1)
	Year Ended	Period Ended
	March 31, 2015	March 31, 2014

Net asset value, beginning of year/period	$10.68	$11.04

Income (loss) from investment operations:
Net investment (loss) (2)	(0.37)	(0.17)
Net realized and unrealized gain on investments	0.96	0.40
Total from investment operations	0.59	0.23

Less distributions from:
Net realized gains	(0.29)	(0.59)

Redemption fees collected (3)	0.00	0.00

Net asset value, end of year/period	$10.98	$10.68

Total return (4)	5.62%	2.21	% (5)

Net assets, at end of year/period (000s)	$2,998	$1,188

Ratios/Supplemental Data:

Ratio of gross expenses to average net assets including dividends from securities sold short and interest expense (6,7)	4.86%	4.84	% (8)
Ratio of gross expenses to average net assets excluding dividends from securities sold short and interest expense (6,7)	3.16%	3.29	% (8)
Ratio of net expenses to average net assets including dividends from securities sold short and interest expense (7)	4.69%	4.60	% (8)
Ratio of net expenses to average net assets excluding dividends from securities sold short and interest expense (7)	2.99%	3.05	% (8)

Ratio of net investment loss to average net assets (7,9)	(3.42)%	(3.51	)% (8)

Portfolio Turnover Rate	330%	432	% (5)

(1)	Class C commenced operations on October 7, 2013.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the year or period.

(3)	Represents less than $0.01 per share.

(4)	Total returns shown exclude the effect of applicable sales charges and redemption fees and assumes reinvestment of all distributions.

(5)	Not annualized.

(6)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor.

(7)	The ratios of expenses and net investment income (loss) to average net assets do not reflect the Fund’s proportionate share of income and expenses of underlying investment companies in which the Fund invests.

(8)	Annualized.

(9)	Recognition of net investment loss by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

See accompanying notes to financial statements.

23

Altegris Equity Long Short Fund

FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout each Year or Period

	Class I	Class I		Class I (1)
	Year Ended	Year Ended		Period Ended
	March 31, 2015	March 31, 2014		March 31, 2013

Net asset value, beginning of year/period	$10.76	$10.53		$10.00
Income (loss) from investment operations:
Net investment (loss) (2)	(0.26)	(0.33)		(0.27)
Net realized and unrealized gain on investments	0.97	1.15		0.83
Total from investment operations	0.71	0.82		0.56

Less distributions from:
Net realized gains	(0.29)	(0.59)		(0.03)

Redemption fees collected (3)	0.00	0.00		0.00

Net asset value, end of year/period	$11.18	$10.76		$10.53

Total return (4)	6.70%	7.94	% (6)	5.60	% (5,6)

Net assets, at end of year/period (000s)	$119,704	$104,698		$84,262

Ratios/Supplemental Data:

Ratio of gross expenses to average net assets including dividends from securities sold short and interest expense (7,8)	3.86%	4.27%		4.88	% (9)
Ratio of gross expenses to average net assets excluding dividends from securities sold short and interest expense (7,8)	2.16%	2.71%		3.60	% (9)
Ratio of net expenses to average net assets including dividends from securities sold short and interest expense (8)	3.69%	4.02%		4.28	% (9)
Ratio of net expenses to average net assets excluding dividends from securities sold short and interest expense (8)	1.99%	2.47%		2.99	% (9)

Ratio of net investment loss to average net assets (8,10)	(2.40)%	(3.05)%		(2.94	)% (9)

Portfolio Turnover Rate	330%	432%		517	% (5)

(1)	Class I commenced operations on April 30, 2012.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the year or period.

(3)	Represents less than $0.01 per share.

(4)	Total returns shown exclude the effect of applicable sales charges and redemption fees and assumes reinvestment of all distributions.

(5)	Not annualized.

(6)	Includes adjustments in accordance with accounting principles generally accepted in the United States and consequently the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(7)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor.

(8)	The ratios of expenses and net investment income (loss) to average net assets do not reflect the Fund’s proportionate share of income and expenses of underlying investment companies in which the Fund invests.

(9)	Annualized.

(10)	Recognition of net investment loss by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invest

See accompanying notes to financial statements.

24

Altegris Equity Long Short Fund

FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout each Year or Period

	Class N		Class N		Class N (1)
	Year Ended		Year Ended		Period Ended
	March 31, 2015		March 31, 2014		March 31, 2013

Net asset value, beginning of year/period	$10.71		$10.51		$10.00

Income (loss) from investment operations:
Net investment (loss) (2)	(0.29)		(0.36)		(0.30)
Net realized and unrealized gain on investments	0.97		1.15		0.84
Total from investment operations	0.68		0.79		0.54

Less distributions from:
Net realized gains	(0.29)		(0.59)		(0.03)

Redemption fees collected (3)	0.00		0.00		0.00

Net asset value, end of year/period	$11.10		$10.71		$10.51

Total return (4)	6.45	% (6)	7.66	% (6)	5.40	% (5,6)

Net assets, at end of year/period (000s)	$17,232		$33,862		$33,053

Ratios/Supplemental Data:

Ratio of gross expenses to average net assets including dividends from securities sold short and interest expense (7,8)	4.11%		4.51%		5.13	% (9)
Ratio of gross expenses to average net assets excluding dividends from securities sold short and interest expense (7,8)	2.41%		2.96%		3.85	% (9)
Ratio of net expenses to average net assets including dividends from securities sold short and interest expense (8)	3.94%		4.27%		4.53	% (9)
Ratio of net expenses to average net assets excluding dividends from securities sold short and interest expense (8)	2.24%		2.72%		3.24	% (9)

Ratio of net investment loss to average net assets (8,10)	(2.67)%		(3.30)%		(3.19	)% (9)

Portfolio Turnover Rate	330%		432%		517	% (5)

(1)	Class N commenced operations on April 30, 2012.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the year or period.

(3)	Represents less than $0.01 per share.

(4)	Total returns shown exclude the effect of applicable sales charges and redemption fees and assumes reinvestment of all distributions.

(5)	Not annualized.

(6)	Includes adjustments in accordance with accounting principles generally accepted in the United States and consequently the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(7)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor.

(8)	The ratios of expenses and net investment income (loss) to average net assets do not reflect the Fund’s proportionate share of income and expenses of underlying investment companies in which the Fund invests.

(9)	Annualized.

(10)	Recognition of net investment loss by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

See accompanying notes to financial statements.

25

Altegris Equity Long Short Fund

NOTES TO FINANCIAL STATEMENTS

March 31, 2015

1.	ORGANIZATION

The Altegris Equity Long Short Fund (the “Fund”) is a non-diversified series of shares of beneficial interest of Northern Lights Fund Trust (the “Trust”), a statutory trust organized under the laws of the State of Delaware on January 19, 2005, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund’s seeks to achieve long-term capital appreciation with moderate correlation to major equity market indices. The Fund commenced operations on April 30, 2012

The Fund offers Class A, Class C, Class I and Class N shares. Class A shares are offered at net asset value plus a maximum sales charge of 5.75%. Investors that purchase $1,000,000 or more of the Fund’s Class A shares will not pay any initial sales charge on the purchase. However, purchases of $1,000,000 or more of Class A shares may be subject to a contingent deferred sales charge (“CDSC”) of up to 1.00% on shares redeemed during the first 18 months after their purchase in the amount of the commissions paid on the shares redeemed. Class C and Class N shares of the Fund are offered at their net asset value (“NAV”) without an initial sales charge. Class C shares are subject to a deferred sales charge of up to 1.00% on shares redeemed within 12 months of purchase. Class I shares of the Fund are sold at NAV without an initial sales charge and are not subject to 12b-1 distribution fees, but have a higher minimum initial investment than Class A, Class C and Class N shares. All classes are subject to a 1.00% redemption fee on redemptions made with 30 days of the original purchase. Each share class represents an interest in the same assets of the Fund and classes are identical except for differences in their sales charge structures and ongoing service and distribution charges. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans. The Fund’s income, expenses (other than class specific distribution fees) and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements. The policies are in conformity with U.S. generally accepted accounting principles (“GAAP”). The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period ended. Actual results could differ from those estimates.

Securities Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the primary exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”). If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the current bid and ask prices. Options contracts listed on a securities exchange or board of trade for which market quotations are readily available shall be valued at the last quoted sales price or, in the absence of a sale, at the mean between the current bid and ask prices on the day of valuation. Option contracts not listed on a securities exchange or board of trade for which over-the-counter market quotations are readily available shall be valued at the mean between the current bid and ask prices on the day of valuation. Index options shall be valued at the mean between the current bid and ask prices on the day of valuation. Forward foreign exchange contract are valued by reference to the forward foreign exchange rate corresponding to the remaining life of the contract. Investments valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost.

The Fund may hold securities, such as private placements, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued at their fair market value as determined using the “fair value” procedures approved by the Trust’s Board of Trustees (the “Board”). The Board has delegated execution of these procedures to a fair value team composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor and/or sub-advisor. The team may also enlist third party consultants such as an audit firm, valuation consultant or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board reviews and ratifies the

26

Altegris Equity Long Short Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

March 31, 2015

execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Fair Valuation Process – As noted above, the fair value team is composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor and/or sub-advisors. The applicable investments are valued collectively via inputs from each of these groups. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the advisor or sub-advisor, the prices or values available do not represent the fair value of the instrument. Factors which may cause the advisor or sub-advisor to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to the Fund’s calculation of its net asset value. Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid securities, such as private placements or non-traded securities are valued via inputs from the advisor or sub-advisor based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If the advisor or sub-advisor is unable to obtain a current bid from such independent dealers or other independent parties, the fair value team shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

Valuation of Fund of Funds - The Fund may invest in portfolios of open-end or closed-end investment companies (the “Underlying Funds”). The Underlying Funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value to the methods established by the board of directors of the Underlying Funds.

Open-end investment companies are valued at their respective net asset values as reported by such investment companies. The shares of many closed-end investment companies, after their initial public offering, frequently trade at a price per share, which is different than the net asset value per share. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company purchased by the Fund will not change.

The Fund utilizes various methods to measure the fair value of all of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

27

Altegris Equity Long Short Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

March 31, 2015

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of March 31, 2015 for the Fund’s assets and liabilities measured at fair value:

Assets *	Level 1	Level 2	Level 3	Total
Investments
Common Stock	$136,302,186	$3,498,007	$—	$139,800,193
Purchase Options	104,349	—	—	104,349
Total Investments:	$136,406,535	$3,498,007	$—	$139,904,542

Derivatives
Futures	$2,252	$—	$—	$2,252
Total Assets:	$136,408,787	$3,498,007	$—	$139,906,794

Liabilities
Securities Sold Short
Common Stock *	$(62,025,520)	$—	$—	$(62,025,520)
Exchange Traded funds	(13,681,126)	—	—	(13,681,126)
Derivatives
Written Option	(13,828)	—	—	(13,828)
Forward currency exchange contracts		(45,851)	—	(45,851)
Total Liabilities:	$(75,720,474)	$(45,851)	$—	$(75,766,325)

*	Refer to the Portfolio of Investments for industry classification.

The Fund did not hold any Level 3 securities during the year ended.

It is the Fund’s policy to recognize transfers into or out of Level 1 and Level 2 at the end of the reporting period.

Transfer into Level 2 from Level 1	$1,365,865
Transfers out of Level 2 into Level 1	—
Net Transfers in/(out) of Level 2	$1,365,865

Transfers that were made out of Level 1 into Level 2 represent the security, Canadian Pacific, Ltd. being valued using quoted prices in active market.

Security Transactions and Related Income – Security transactions are accounted for on trade date basis. Interest income is recognized on an accrual basis. Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Foreign Currency Translations - All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions

28

Altegris Equity Long Short Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

March 31, 2015

are recorded. The Fund does not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held.

The Fund’s investments in foreign securities are subject to foreign currency fluctuations, higher volatility than U.S. securities, varying degrees of regulation and limited liquidity. Greater political, economic, credit and information risks are also associated with foreign securities.

Dividends and Distributions to Shareholders – Dividends from net investment income are declared and distributed annually. Distributable net realized capital gains are declared and distributed annually. Dividends from net investment income and distributions from net realized gains are recorded on ex-dividend date and determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (i.e., deferred losses, capital loss carry forwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification.

Federal Income Taxes – It is the Fund’s policy to continue to qualify as a regulated investment company by complying with the provisions of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its taxable income and net realized gains to shareholders. Therefore, no federal income tax provision has been recorded.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions expected to be taken on returns filed for all open tax years or expected to be taken in the Fund’s 2015 tax return. The Fund identifies its major tax jurisdictions as U.S. Federal and foreign jurisdictions where the Fund makes significant investments; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Exchange Traded Funds – The Fund may invest in exchange traded funds (“ETFs”). ETFs are a type of index fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index. The Fund may purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity on an ETF could result in it being more volatile. Additionally, ETFs have fees and expenses that reduce their value.

Expenses – Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund. Expenses, which are not readily identifiable to a specific fund, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

Indemnification – The Trust indemnifies its officers and trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

3.	INVESTMENT TRANSACTIONS AND ASSOCIATED RISKS

For the year ended March 31, 2015, cost of purchases and proceeds from sales of portfolio securities, other than short sales, short-term investments and options amounted to $461,835,356 and $475,611,558, respectively. Purchases and proceeds from securities and exchange traded funds sold short amounted $446,567,226 and $457,061,651 respectively.

Short Sales – A “short sale” is a transaction in which the Fund sells a security it does not own but has borrowed in anticipation that the market price of that security will decline. The Fund is obligated to replace the security borrowed by

29

Altegris Equity Long Short Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

March 31, 2015

purchasing it on the open market at a later date. If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss. Conversely, if the price declines, the Fund will realize a gain.

Futures Contracts – The Fund is subject to commodity risk in the normal course of pursuing its investment objective. The Fund may purchase or sell futures contracts to gain exposure to, or hedge against, changes in the value of equities and interest rates. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral for the account of the broker (the Fund’s agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by “marking to market” on a daily basis to reflect the market value of the contracts at the end of each day’s trading. Variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. The Fund segregates cash having a value at least equal to the amount of the current obligation under any open futures contract. Risks may exceed amounts recognized in the Consolidated Statement of Assets and Liabilities. With futures, there is minimal counterparty credit risk to the Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

Option Transactions – Options are derivative financial instruments that give the buyer, in exchange for a premium payment, the right, but not the obligation, to either purchase from (call option) or sell to (put option) the writer a specified underlying instrument at a specified price on or before a specified date.

The risk in writing a call option is that the Fund may incur a loss if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist. For the year ended March 31, 2015, the Fund had a loss of $8,713 which is included in the net realized loss from Options purchased and had a gain of $4,688 which is included in the net realized gain from Options written in the Statement of Operations.

The number of option contracts written and the premiums received by the Fund for the year ended March 31, 2015, were as follows:

	Call Options		Put Options
	Number of	Premiums	Number of	Premiums
Written Options	Contracts	Received	Contracts	Received
Options outstanding, beginning of period	—	$—	—	$—
Option written	122	9,476	281	16,066
Option closed	(55)	(4,788)	—	—
Option expiration	(67)	(4,688)	—	—
Options outstanding, end of period	—	$—	281	$16,066

Put options are purchased to hedge against a decline in the value of securities held in the Fund’s portfolio. If such a decline occurs, the put options will permit the Fund to sell the securities underlying such options at the exercise price, or to close out the options at a profit. The Fund may purchase call options as a temporary substitute for the purchase of individual securities, which then could be purchased in orderly fashion. The premium paid for a put or call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise of the option, and, unless the price of the underlying security rises or declines sufficiently, the option may expire worthless to the Fund. In addition, in the event that the price of the security, in connection with which an option was purchased, moves in a direction favorable to the Fund, the benefits realized by the Fund as a result of such favorable movement will be reduced by the amount of the premium paid for the

30

Altegris Equity Long Short Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

March 31, 2015

option and related transaction costs. Written and purchased options are non-income producing securities. With purchased options, there is minimal counterparty credit risk to the Fund since these options are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded options, guarantees against a possible default.

The Fund may enter into foreign currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to settle foreign currency transactions or as a part of an investment strategy. When executing forward currency exchange contracts, the Fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forwards currency exchange contracts, the Fund would incur a loss if the value of the contract increases between the date the foreign currency exchange contract is opened and the date the forward currency exchange contract is closed. The Fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward currency exchange contracts, the Fund would incur a loss if the value of the contract decreases between the date the forward currency exchange contract is opened and the date the forward currency exchange contract is closed. The Fund realizes a gain if the value of the contract increases between those dates. The Fund is exposed to foreign currency risk as a result of changes in value of underlying financial instruments. The Fund also is exposed to credit risk associated with counterparty nonperformance on these forward currency exchange contracts, which is typically limited to the unrealized gain on each open contract. As of March 31, 2015, the following forward currency exchange contracts were open:

	Settlement		Currency Amount	Cost		Unrealized
Foreign Currency	Date	Counterparty	Purchased	(US $)	Fair Value	Depreciation
To Sell:
British Pound	6/17/2015	J.P. Morgan	86,107	$127,302	$127,675	$(373)
Swiss Franc	6/17/2015	J.P. Morgan	1,287,615	1,283,803	1,329,281	(45,478)
				$1,411,105	$1,456,956	$(45,851)

Offsetting of Financial Assets and Derivative Assets

The Fund’s policy is to recognize a net asset or liability equal to the unrealized forward currency contract and options. During the year ended March 31, 2015, the Fund was not subject to any master netting arrangements.

Impact of Derivatives on the Statement of Assets and Liabilities and Statement of Operations

The following is a summary of the location of derivative investments on the Fund’s Statement of Assets and Liabilities as of March 31, 2015:

Derivative Investment Type	Location on the Statement of Assets and Liabilities
Equity/Future/Currency Contracts	Unrealized depreciation on forward currency exchange contracts
Unrealized appreciation on futures contracts
Options Written, at value
Options Purchased, at value

The following table sets forth the fair value of the Fund’s derivative contracts by primary risk exposure as of March 31, 2015:

Asset Derivatives Investment Value		Liabilities Derivatives Investment Value
Derivative Investment Type	Equity	Derivative Investment Type	Currency	Equity
Options Purchased	$104,349	Options Written	$13,828	—
Futures Contract	2,252	Forward Foreign Currency Contracts	—	45,851
	$106,601		$13,828	$45,851
31

Altegris Equity Long Short Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

March 31, 2015

The following is a summary of the location of derivative investments on the Fund’s Statement of Operations for the year ended March 31, 2015:

Derivative Investment Type	Location of Gain/Loss on Derivative
Equity/Currency Contracts	Net realized gain (loss) from options purchased
Net realized gain (loss) from options written
Net realized gain (loss) from foreign currency exchange contracts
Net realized gain (loss) from futures contracts
Net change in unrealized appreciation (depreciation) on option contracts purchased
Net change in unrealized appreciation (depreciation) on option contracts written
Net change in unrealized appreciation (depreciation) on forward foreign currency exchange contracts
Net change in unrealized appreciation (depreciation) on futures contracts

The following is a summary of the Fund’s realized gain (loss) on derivative investments recognized in the Statement of Operations categorized by primary risk exposure for the year ended March 31, 2015:

Realized gain/(loss) on derivatives recognized in the Statement of Operations
			Total for the
		Foreign Exchange	Year Ended
Derivative Investment Type	Equity Risk	Risk	March 31, 2015
Options purchased	$(8,713)	$—	$(8,713)
Options written	4,688	—	4,688
Futures contracts	(12,980)	—	(12,980)
Forward currency exchange contracts	—	266,535	266,535
	$(17,005)	$266,535	$249,530

Changes in unrealized appreciation/(depreciation) on derivatives recognized in the Statement of Operations
			Total for the
		Foreign Exchange	Year Ended
Derivative Investment Type	Equity Risk	Risk	March 31, 2015
Options purchased	$30,210	$—	$30,210
Options written	2,238	—	2,238
Futures contracts	2,252		2,252
Forward currency exchange contracts		(71,951)	(71,951)
	$34,700	$(71,951)	$(37,251)

The notional value of the derivative instruments outstanding as of March 31, 2015 as disclosed in the Portfolio of Investments and the amounts realized and changes in unrealized gains and losses on derivative instruments during the year as disclosed above and within the Statement of Operations serve as indicators of the volume of derivative activity for the Fund.

4.	INVESTMENT ADVISORY AGREEMENT, TRANSACTIONS WITH AFFILIATES AND OTHER FEES

Altegris Advisors, L.L.C., serves as the Fund’s investment Advisor (the “Advisor”). The Advisor allocates portions of the Fund’s portfolio to be managed by certain sub-advisors, which, at the beginning of the fiscal year, included Chilton Investment Company, LLC, Harvest Capital Strategies, LLC, OMT Capital Management, LLC and Visium Asset

32

Altegris Equity Long Short Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

March 31, 2015

Management, LP (the “Sub-Advisors”). Effective June 27, 2014, OMT Capital Management, LLC was removed as Sub-Advisor and is no longer managing any portion of the Fund’s assets. Effective March 3, 2015, Sterling Ridge Capital Management, LP was added as a Sub-Advisor.

Pursuant to an advisory agreement with the Fund, the Advisor, under the oversight of the Board, directs the daily operations of the Fund and supervises the performance of administrative and professional services provided by others. As compensation for its services and the related expenses borne by the Advisor, the Fund pays the Advisor a fee computed and accrued daily and paid monthly, based on the Fund’s average daily net assets and is computed at 1.75%. Pursuant to each sub-advisory agreement between the Advisor and each Sub-Advisor, each Sub-Advisor is entitled to receive, on a monthly basis, a percentage of the net assets of their managed allocated portion. The Sub-Advisors are paid by the Advisor not the Fund. During the year ended March 31, 2015 the Advisor earned $2,740,386 in management fees of which $222,390 remained payable at year end.

The Advisor contractually agreed to reduce its fees and/or absorb expenses of the Fund, to ensure that Total Annual Fund Operating Expenses After Fee Waiver and/or Reimbursement (exclusive of any front-end or contingent deferred loads; brokerage fees and commissions; acquired fund fees and expenses; fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including for example option and swap fees and expenses); borrowing costs (such as interest and dividend expense on securities sold short); taxes; expenses incurred in connection with any merger or reorganization; and extraordinary expenses such as litigation expenses (which may include indemnification of Fund officers and Trustees, and contractual indemnification of Fund service providers (other than the Advisor)) will not exceed 2.24%, 2.99%, 1.99% and 2.24% of the daily average net assets attributable to each of the Class A, Class C, Class I and Class N shares, respectively. This agreement shall remain in effect until at least March 31, 2016. The Advisor may seek reimbursement only for expenses waived or paid by it during the three fiscal years prior to such reimbursement; provided, however, that such expenses may only be reimbursed to the extent they were waived or paid after the date of the Waiver Agreement (or any similar agreement). The Board may terminate this expense reimbursement arrangement at any time. During the year ended March 31, 2015, the Advisor waived $270,016 of expenses. Cumulative expenses subject to the aforementioned conditions will expire March 31 of the following years:

2016	$328,007
2017	318,332
2018	270,016
$916,355

The Board has adopted the Trust’s Master Distribution and Shareholder Servicing Plans for each of Class A, Class C and Class N shares (the “Plans”) pursuant to Rule 12b-1 under the 1940 Act. The Plans provide that a monthly service and/or distribution fee is calculated by the Fund at an annual rate of 0.25%, 1.00% and 0.25% of the average daily net assets attributable to Class A, Class C and Class N shares, respectively. The fee is paid to Northern Lights Distributors, LLC (the “Distributor”) to provide compensation for ongoing distribution-related activities or services and/or maintenance of the Fund’s shareholder accounts, not otherwise required to be provided by the Advisor. During the year ended March 31, 2015, pursuant to the Plans, Class A, Class C and Class N shares paid $26,444, $21,856 and $54,092, respectively.

The Distributor acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s Class A, Class I and Class N shares. During the year ended March 31, 2015, the Distributor received $12,195 in underwriting commissions for sales of Class A shares of which $1,983 was retained by the principal underwriter or other affiliated broker-dealers.

The Fund is part of a series of Altegris Mutual Funds or mutual fund family (“Family”) comprised of the Fund, Altegris Managed Futures Strategy Fund, Altegris Futures Evolution Strategy Fund, Altegris Macro Strategy Fund, Altegris Fixed Income Long Short Fund, Altegris Multi-Strategy Alternative Fund and Altegris AACA/Real Estate Long Short Fund.

The Family shares the minimum annual fees based on a percentage of the average net assets of each fund. Pursuant to separate servicing agreements with GFS, (Gemini Fund Services, LLC) the Funds pays GFS customary fees for providing administration, fund accounting and transfer agency services to the Family. GFS provides a Principal Executive Officer and a

33

Altegris Equity Long Short Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

March 31, 2015

Principal Financial Officer to each Fund.

In addition, certain affiliates of the Distributor provide ancillary services to the Fund as follows:

Gemini Fund Services, LLC (“GFS”)

GFS, an affiliate of the Distributor, provides administration, fund accounting, and transfer agent services to the Trust. Pursuant to the servicing agreement with GFS, the Fund pays GFS customary fees for providing administration, fund accounting and transfer agency services to the Fund. A Trustee and certain officers of the Fund are also officers of GFS, and are not paid any fees directly by the Fund for serving in such capacities.

Northern Lights Compliance Services, LLC (“NLCS”)

NLCS, an affiliate of GFS and the Distributor provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Fund.

Gemcom, LLC (“Gemcom”)

Gemcom, an affiliate of GFS and the Distributor, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis. For the provision of these services, Gemcom receives customary fees from the Fund.

5.	REDEMPTION FEES

The Fund may assess a short-term redemption fee of 1.00% of the total redemption amount if a shareholder sells their shares after holding them for less than 30 days. The redemption fee is paid directly to the Fund in which the short-term redemption fee occurs. For the year ended March 31, 2015, Class A, Class C, Class I and Class N assessed redemption fees in the amounts of $169, $18, $1,336 and $329, respectively.

6.	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of distributions for the year ended March 31, 2015 and the year ended March 31, 2014 was as follows:

	Fiscal Period Ended	Fiscal Period Ended
	March 31, 2015	March 31, 2014
Ordinary Income	$979,028	$7,467,564
Long-Term Capital Gain	3,004,582	48,534
	$3,983,610	$7,516,098

As of March 31, 2015, the components of distributable earnings (deficit) on a tax basis were as follows:

Undistributed	Undistributed	Capital	Other	Post October	Unrealized	Total
Ordinary	Long-Term	Loss	Book/Tax	Loss and	Appreciation	Accumulated
Income	Gains	Carry Forwards	Tax Differences	Late Year Loss	(Depreciation)	Earnings (Deficits)
$—	$1,507,951	$—	$(488,061)	$—	$11,240,887	$12,260,777

The difference between book basis and tax basis accumulated net investment income, accumulated net realized gains/losses and unrealized appreciation is primarily attributable to the tax deferral of losses on wash sales and straddles, mark-to-market on open foreign currency forward and futures contracts, and adjustments for C-Corp, partnerships, passive foreign investment companies and constructive sales.

34

Altegris Equity Long Short Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

March 31, 2015

Permanent book and tax differences, primarily attributable to the book/tax basis treatment of foreign currency gains/(losses), the reclass of net operating losses, and adjustments for C-corp, passive foreign investment corporations, partnerships and business development companies, resulted in reclassification for the year ended March 31, 2015 as follows:

	Undistributed Net	Accumulated
	Investment	Net Realized
Paid In Capital	Income (Loss)	Gains (Loss)
$—	$3,967,270	$(3,967,270)

7.	SUBSEQUENT EVENTS

Subsequent events after the balance sheet date have been evaluated through the date the financial statements were issued. Management has concluded that there is no impact requiring adjustment or disclosure in the financial statements. As of March 31, 2015, the Fund has changed its fiscal year end from March 31 to June 30, for operational efficiency.

35

Deloitte & Touche LLP 695 Town Center Drive Suite 1200 Costa Mesa, CA 92626 USA Tel: +1 714 436 7100 Fax: +1 714 436 7200 www.deloitte.com

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of Altegris Equity Long Short Fund:

We have audited the accompanying statement of assets and liabilities of Altegris Equity Long Short Fund (the “Fund”), including the portfolio of investments, as of March 31, 2015, and the related statements of operations, changes in net assets, and financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets of the Fund for the year ended March 31, 2014, and the financial highlights for each of the two years in the period then ended were audited by other auditors whose report, dated May 28, 2014, expressed an unqualified opinion on those statements.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2015, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Altegris Equity Long Short Fund as of March 31, 2015, the results of its operations, changes in its net assets, and financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

May 28, 2015

Member of Deloitte Touche Tohmatsu Limited
36

Altegris Equity Long Short Fund

EXPENSE EXAMPLES (Unaudited)

March 31, 2015

As a shareholder of the Altegris Equity Long Short Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases, contingent deferred sales charges, sold short and redemption fees; (2) ongoing costs, including management fees; expenses due to securities sold short; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Altegris Equity Long Short Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the six-month period beginning October 1, 2014 and ended March 31, 2015.

Table 1. Actual Expenses

Table 1 “Actual Expenses” provides information about actual account values and actual expenses. You may use the information below; together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number provided under the heading “Expenses Paid During Period”.

Table 2. Hypothetical Example for Comparison Purposes

Table 2 below provides information about hypothetical account values and hypothetical expenses based on the Altegris Equity Long Short Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Table 1
	Annualized	Beginning	Ending Account	Expenses Paid During
Actual	Expense Ratio	Account Value	Value	Period *
Expenses		10/1/2014	3/31/2015	10/1/14 – 3/31/15
Class A	3.94%	$1,000.00	$1,052.70	$20.16
Class C	4.69%	$1,000.00	$1,049.30	$23.96
Class I	3.69%	$1,000.00	$1,054.30	$18.89
Class N	3.94%	$1,000.00	$1,052.70	$20.16

Table 2
	Annualized	Beginning	Ending Account	Expenses Paid During
Hypothetical ***	Expense Ratio	Account Value	Value	Period *
(5% return before expenses)		10/1/2014	3/31/2015	10/1/14 – 3/31/15
Class A	3.94%	$1,000.00	$1,005.29	$19.70
Class C	4.69%	$1,000.00	$1,001.55	$23.40
Class I	3.69%	$1,000.00	$1,006.54	$18.45
Class N	3.94%	$1,000.00	$1,005.29	$19.70

*	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the number of days in the period (182) divided by the number of days in the fiscal year (365).
37

Altegris Equity Long Short Fund

SUPPLEMENTAL INFORMATION (Unaudited)

March 31, 2015

Altegris Equity Long Short Fund* (Sub-Adviser- Sterling Ridge Capital Management LP)

In connection with the regular meeting held on November 11 & 12, 2014 the Board of Trustees (the “Board” or the “Trustees”) of the Northern Lights Fund Trust (the “Trust”), including a majority of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended, discussed the approval of an investment Sub-advisory agreement between Altegris Advisors, LLC (the “Adviser”) and Sterling Ridge Capital Management LP (“Sub-Adviser”) and the Trust, with respect to Altegris Equity Long Short Fund (the “Fund”) (the “Sub-Advisory Agreement”). In considering the approval of the Sub-Advisory Agreement, the Trustees received materials specifically relating to the Sub-Advisory Agreement.

The Trustees relied upon the advice of legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Sub-Advisory Agreement, and the weight to be given to each such factor. The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the Sub-Advisory Agreement.

Nature, Extent and Quality of Service. The Board noted that the Sub-Adviser was established in November 2013 as an SEC registered investment adviser and a CFTC registered commodity pool operator and commodity trading adviser. The Board further noted that the Sub-Adviser is currently managing approximately $353 million in hedge funds and one managed account. The Board reviewed the background information of the investment personnel who will be responsible for sub-advising the Fund, taking into consideration the investment team’s education and acknowledging they have significant experience managing hedge funds and various operations experience obtained from previous positions held at several investment banks. The Board reviewed the Sub-Adviser’s investment process, noting that the Sub-Adviser takes a fundamental approach with a focus on risk management to create a portfolio of liquid global large- and mid-capitalization stocks primarily in the financial, consumer, technology, media, and telecom sectors, supported by a research team analyzing both internal and external research. Acknowledging that not all strategy risks can be eliminated, the Board reviewed a comprehensive list of various risks the Sub-Adviser identified and the mitigating processes used in attempting to manage those risks. The Board expressed its belief that the Sub-Adviser has a strong risk management culture and is focused on providing risk management services to the Fund. The Board noted that the Sub-Adviser utilizes an order management technology system that will contain the Fund’s pre-programmed investment guidelines, to perform pre-trade and post trade compliance checks to monitor the Fund’s investment limitations, with additional post trade reviews performed daily by the operations group and senior executives. The Board reviewed the Sub-Adviser’s best execution practices, acknowledging that its approach was robust taking into consideration various factors. The Board acknowledged that the Sub-Adviser has a robust infrastructure and a qualified investment team that will provide a full suite of services to the Fund. The Board concluded that the Sub-Adviser has the potential to provide high quality service to the Adviser and the Fund’s shareholders.

Performance. The Trustees discussed the historical performance of the Sub-Adviser. They reviewed the limited performance history of accounts managed by the Sub-Adviser with a strategy similar to that anticipated for the Fund, and noted that the accounts underperformed the S&P 500 Total Return Index since inception, but outperformed the HFRX Equity Hedge Index since inception. The Trustees also reviewed the prior performance of a predecessor affiliated

38

Altegris Equity Long Short Fund

SUPPLEMENTAL INFORMATION (Unaudited)

March 31, 2015

firm, as a proxy for the performance of the Sub-Adviser’s Chief Investment Officer, and noted that the month over month performance was generally strong. The Trustees further noted that the affiliate’s performance exhibited a high Sharpe ratio and a high risk adjusted return, and seemed to be able to manage downside risk. After further discussion, the Trustees concluded that the performance of the Sub-Adviser was satisfactory.

Fees and Expenses. The Trustees considered the proposed sub-advisory fee, and noted that it was well within the range of the fees the Sub-Adviser charged to other accounts. The Trustees further noted that the Sub-Adviser’s other accounts also paid a performance fee to the Sub-Adviser. After further discussion, the Trustees concluded that, based on comparative fees and the nature of the responsibilities delegated to the Sub-Adviser by the Adviser, the proposed sub-advisory fee was not unreasonable.

Economies of Scale. The Trustees considered whether there will be economies of scale with respect to the management of the Fund. The Trustees agreed that this was primarily an Adviser level issue and should be considered with respect to the overall advisory contract, taking into consideration the impact of the sub-advisory expense. After discussion, it was the consensus of the Trustees that lack of breakpoints was acceptable and they would reconsider the issue at the annual contract renewal for the Adviser.

Profitability. The Trustees considered the anticipated profits to be realized by the Sub-Adviser in connection with its relationship with the Fund and whether the amount of profit is a fair entrepreneurial profit with respect to the sub-advisory services to be provided to the Fund. The Trustees noted that the Sub-Adviser estimates realizing modest profits during the initial fiscal year, both in terms of percentage of revenue as well as actual dollars. The Trustees concluded that the anticipated level of profit was not unreasonable.

Conclusion. Having requested and received such information from the Adviser as the Trustees believed to be reasonably necessary to evaluate the terms of the Sub-Advisory Agreement, and as assisted by the advice of counsel, the Trustees concluded that the fee structure is reasonable and that approval of the Sub-Advisory Agreement is in the best interests of the shareholders of the Altegris Equity Long Short Fund.

*	Due to timing of the contract renewal schedule, these deliberations may or may not relate to the current performance results of the Fund.
39

Altegris Equity Long Short Fund

SUPPLEMENTAL INFORMATION (Unaudited)

March 31, 2015

The following is a list of the Trustees and executive officers of the Trust and each person’s principal occupation over the last five years. Unless otherwise noted, the address of each Trustee and Officer is 17605 Wright Street, Suite 2, Omaha, Nebraska 68130.

Independent Trustees

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Mark Garbin Born in 1951	Trustee Since 2013	Managing Principal, Coherent Capital Management LLC (since 2007).	97	Two Roads Shared Trust (since 2012) (Chairman of the Valuation Committee); Forethought Variable Insurance Trust (since 2013) (Lead Independent and Chairman of the Valuation Committee); Northern Lights Variable Trust (since 2013); Independent Director OHA Mortgage Strategies Fund (offshore), Ltd. (since 2014); Altegris KKR Private Equity Master Fund and Altegris KKR Private Equity Fund (since 2014) (Chairman of the Valuation Committees)
Mark D. Gersten Born in 1950	Trustee Since 2013	Independent Consultant (since 2012); Senior Vice President – Global Fund Administration Mutual Funds & Alternative Funds, AllianceBernstein LP (1985 – 2011).	97	Schroder Global Series Trust and Two Roads Shared Trust (since 2012); Northern Lights Variable Trust (since 2013); Altegris KKR Private Equity Master Fund and Altegris KKR Private Equity Fund (since 2014) (Chairman of the Boards and Chairman of the Audit Committees)
Anthony J. Hertl Born in 1950	Trustee Since 2005; Chairman of the Board since 2013	Consultant to small and emerging businesses (since 2000).	97	AdvisorOne Funds (2004- 2013); Alternative Strategies Fund (since 2010); Satuit Capital Management Trust. (2007 – May, 2010); The Z- Seven Fund, Inc. (2007 – May, 2010), Greenwich Advisers Trust (2007- February 2011), Global Real Estate Fund (2008-2011), The World Funds Trust (2010- 2013) and Northern Lights Variable Trust (since 2006)
Gary W. Lanzen Born in 1954	Trustee Since 2005	Retired since 2012. Formerly, Founder, Partner and President, Orizon Investment Counsel, Inc. (2000-2006); Chief Investment Officer (2000 - 2010).	97	AdvisorOne Funds (16 portfolios) (since 2003); Alternative Strategies Fund (since 2010); Northern Lights Variable Trust (since 2006)
John V. Palancia Born in 1954	Trustee Since 2011	Retired (since 2011). Formerly, Director of Futures Operations, Merrill Lynch, Pierce, Fenner & Smith Inc. (1975-2011).	129	Northern Lights Variable Trust (since 2011); NLFT III (since February 2012); Alternative Strategies Fund (since 2012)
Mark H. Taylor Born in 1964	Trustee Since 2007	Andrew D. Braden Professor of Accounting and Auditing, Weatherhead School of Management, Case Western Reserve University (since 2009); President, Auditing Section of the American Accounting Association (2012-2015); Former member of the AICPA Auditing Standards Board, AICPA (2008-2011); Fellow, Office of the Chief Accountant, United States Securities Exchange Commission (2005-2006).	129	Alternative Strategies Fund (since 2010); Lifetime Achievement Mutual Fund, Inc. (LFTAX) (Director and Audit Committee Chairman) (2007-2012); NLFT III (since February 2012); Northern Lights Variable Trust (since 2007)

3/31/15 – NLFT_v1

40

Altegris Equity Long Short Fund
SUPPLEMENTAL INFORMATION (Unaudited)(Continued)
March 31, 2015

Interested Trustees and Officers

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Andrew Rogers*** 80 Arkay Drive Hauppauge, NY 11788 Born in 1969	Trustee Since 2013; President Since 2006	Chief Executive Officer, Gemini Alternative Funds, LLC (since 2013); Chief Executive Officer, Gemini Hedge Fund Services, LLC (since 2013); Chief Executive Officer, Gemini Fund Services, LLC (since 2012); President and Manager, Gemini Fund Services, LLC (2006 - 2012); Formerly President and Manager, GemCom LLC (2004 - 2011).	97	Northern Lights Variable Trust (since 2013)
Kevin E. Wolf 80 Arkay Drive Hauppauge, NY 11788 Born in 1969	Treasurer Since 2006	President, Gemini Fund Services, LLC (since 2012); Director of Fund Administration, Gemini Fund Services, LLC (2006 - 2012); and Vice-President, GemCom, LLC (2004 - 2013).	N/A	N/A
James P. Ash 80 Arkay Drive Hauppauge, NY 11788 Born in 1976	Secretary Since 2011	Senior Vice President, Gemini Fund Services, LLC (since 2012); Vice President, Gemini Fund Services, LLC (2011 - 2012); Director of Legal Administration, Gemini Fund Services, LLC (2009 - 2011); Assistant Vice President of Legal Administration, Gemini Fund Services, LLC (2008 - 2011).	N/A	N/A
Lynn Bowley 17605 Wright Street Suite 2, Omaha, NE 68130 Born in 1958	Chief Compliance Officer Since 2007	Compliance Officer of Northern Lights Compliance Services, LLC (since 2007); Vice President of Investment Support Services for Mutual of Omaha Companies (2002 – 2006).	N/A	N/A

*	The term of office for each Trustee and officer listed above will continue indefinitely until the individual resigns or is removed.

**	The term “Fund Complex” includes the Northern Lights Fund Trust (“NLFT”), Northern Lights Fund Trust II (“NLFT II”), Northern Lights Fund Trust III (“NLFT III”) and the Northern Lights Variable Trust (“NLVT”).

***	Andrew Rogers is an “Interested Trustee” of the Trust as that term is defined under the 1940 Act, because of his affiliation with Gemini Fund Services, LLC, (the Trust’s Administrator, Fund Accountant and Transfer Agent).

The Fund’s SAI includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-888-524-9441.

3/31/15 – NLFT_v1

41

PRIVACY NOTICE

Northern Lights Fund Trust

Rev. February 2014

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some, but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

●         Social Security number and wire transfer instructions

●         account transactions and transaction history

●         investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Fund Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Northern Lights Fund Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For nonaffiliates to market to you	NO	We don’t share

QUESTIONS?	Call 1-402-493-4603
42

PRIVACY NOTICE

Northern Lights Fund Trust

What we do:
How does Northern Lights Fund Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Fund Trust collect my personal information?

We collect your personal information, for example, when you

●     open an account or deposit money

●     direct us to buy securities or direct us to sell your securities

●     seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

●     sharing for affiliates’ everyday business purposes – information about your creditworthiness.

●     affiliates from using your information to market to you.

●     sharing for nonaffiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ● Northern Lights Fund Trust does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● Northern Lights Fund Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● Northern Lights Fund Trust doesn’t jointly market.
43

PROXY VOTING POLICY

Information regarding how the Fund voted proxies relating to portfolio securities for the most recent twelve month period ended June 30 as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies is available without charge, upon request, by calling 1-877-772-5838 or by referring to the Security and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-877-772-5838.

INVESTMENT ADVISOR
Altegris Advisors, L.L.C.
1200 Prospect Street, Suite 400
La Jolla, CA 92037

SUB-ADVISORS
Chilton Investment Company, LLC
1290 East Main Street, 1st Floor
Stamford, CT 06092

Harvest Capital Strategies, LLC
600 Montgomery Street, 17th Floor
San Francisco, CA 94111

Sterling Ridge Capital Management, LP
1325 Avenue of the Americas, 25th floor
New York, NY 10019

Visium Asset Management, LP
888 7th Avenue, 22nd Floor
New York, NY 10019

ADMINISTRATOR
Gemini Fund Services, LLC
80 Arkay Drive, Suite 110
Hauppauge, New York 11788

TRUSTED ALTERNATIVES.
INTELLIGENT INVESTING.

www.altegris.com/mutualfunds

Item 2. Code of Ethics.

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b) For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;
(3)	Compliance with applicable governmental laws, rules, and regulations;
(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and
(5)	Accountability for adherence to the code.

(c) Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d) Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e) The Code of Ethics is not posted on Registrant’ website.

(f) A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a)	The Registrant’s board of trustees has determined that Anthony J. Hertl and Mark H. Taylor are audit committee financial experts, as defined in Item 3 of Form N-CSR. Mr. Hertl and Mr. Taylor are independent for purposes of this Item 3.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

2015 - $22,000

(b)	Audit-Related Fees

2015 - None

(c)	Tax Fees

2015 - $4,250

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)	All Other Fees

2015 - None

(e) (1)     Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant. The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant. Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)	Percentages of Services Approved by the Audit Committee
2015
Audit-Related Fees:	100%
Tax Fees:	100%
All Other Fees:	100%

(f)	During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)	The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

2015 - $4,250

(h) The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Funds. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. Vote of security holders is included under item 1.

Item 11. Controls and Procedures.

(a) Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of Ethics filed herewith.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable for open-end investment companies.

(b) Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust

By (Signature and Title)

/s/ Andrew B. Rogers

Andrew B. Rogers, President/Principal Financial Officer

Date 6/5/15

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Andrew B. Rogers

Andrew B. Rogers, President/Principal Financial Officer

Date 6/5/15

By (Signature and Title)

/s/ Kevin E. Wolf

Kevin E. Wolf, Treasurer/Principal Financial Officer

Date 6/5/15